UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 30, 2012

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On November 30, 2012, Ecolab Inc. (“Ecolab”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”) for the previously announced merger (the “Merger”) between Permian Mud Service, Inc. (“Permian” and, together with its Champion Technologies, Inc. and Corsicana Technologies, Inc. subsidiaries and their respective subsidiaries, the “acquired companies”) and OFC Technologies Corp., a wholly-owned subsidiary of Ecolab, which subject to standard closing conditions, including the receipt of required regulatory approvals, is expected to close prior to year end.

The Amendment provides for the pre-Merger spin-off by the acquired companies of their downstream process and water solutions business (the “Downstream Business”) to a new company to be owned by the current Permian stockholders or a subset thereof (the “Downstream Business Company”) in lieu of transferring the Downstream Business to Ecolab as a part of the Merger. The transaction value will be reduced accordingly from $2.2 billion to $2.16 billion (subject to the adjustments as provided in the Merger Agreement).  The Amendment further provides for the acquired companies to furnish certain transitional and other services, licensing and supply arrangements in support of the Downstream Business and for the Downstream Business Company to furnish certain licensing arrangements in support of the acquired companies to operate their businesses (other than the Downstream Business) following closing of the Merger. Additionally, the Amendment modifies certain non-competition arrangements to permit current owners and/or employees of the acquired companies to be owners and/or employees of the Downstream Business Company following completion of the Merger.  Lastly, the Amendment modifies the Merger Agreement to reflect the agreement of Ecolab and the acquired companies not to use certain proprietary information of the Downstream Business from and after the Closing, except as expressly agreed.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The acquired companies’ Downstream Business sales were approximately $50M in 2011.

Item 8.01                   Other Information.

On December 3, 2012, Ecolab issued the news release attached to this Current Report as Exhibit 99.1.

Cautionary Statements Regarding Forward-Looking Information

This communication and the news release attached to this Current Report as Exhibit 99.1 contain certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expected earnings per share accretion from the Champion acquisition, deal economics and the expected timing of completion of the Champion acquisition. These statements are based on the current expectations of management of the company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the regulatory approvals or clearances required for the acquisition may not be obtained, or that required regulatory approvals may delay the acquisition or result in the imposition of conditions that could have a material adverse effect on the company or cause the company to abandon the acquisition, (ii) the risk that the conditions to the closing of the acquisition may not be satisfied, (iii) the risk that a material adverse change, event or occurrence may affect the company or Champion prior to the closing of the acquisition and may delay the acquisition or cause the company to abandon the acquisition, (iv) problems that may arise in successfully integrating the businesses of the company and Champion, which may result in the combined business not operating as effectively and efficiently as expected, (v) the possibility that the acquisition may involve unexpected costs, unexpected liabilities or unexpected delays, (vi) the risk that the businesses of the company or Champion may suffer as a result of uncertainty surrounding the acquisition and (vii) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers. In particular, the ultimate results of any Champion integration and business improvement actions, including cost synergies, depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the integration and other business improvement initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness.

Additional risks and uncertainties that may affect operating results and business performance are set forth under Item 1A of our most recent Form 10-Q, our current report on Form 8-K filed October 12, 2012 and the company’s other public filings with the Securities and Exchange Commission (the “SEC”) and include our ability to integrate Nalco and realize the anticipated benefits of the acquisition as well as to close and integrate the proposed acquisition of Champion; our ability to attract and retain high caliber management talent to lead our business; difficulty in procuring raw materials or fluctuations in raw material costs; our ability to execute key business initiatives; vitality of the markets we serve; the impact of worldwide economic factors such as the worldwide economy, credit markets, interest rates and foreign currency risk; exposure to economic, political and legal risks related to our international operations; the costs and effects of complying with laws and regulations relating to the environment and to the manufacture, storage, distribution, sale and use of our products; changes in laws, regulations or accounting standards; our ability to develop competitive advantages through innovation; our substantial indebtedness; information technology systems failures; the ability to acquire complementary businesses and to effectively integrate such businesses; restraints on pricing flexibility due to contractual obligations; pressure on operations from consolidation of customers, vendors or competitors; public health epidemics; potential losses arising from the impairment of goodwill or other assets; potential loss of deferred tax assets; the occurrence of litigation or claims, including related to the Deepwater Horizon oil spill; acts of war, terrorism, severe weather or natural or man-made disasters; the loss or insolvency of a major customer, supplier or distributor; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on Forward-Looking Statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-

looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

Non-Solicitation

This communication and the news release attached to this Current Report as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.                Financial Statements and Exhibits.

(d)                        Exhibits.

Exhibit No.	Description
2.1	Second Amendment dated as of November 30, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc.

99.1	News release dated December 3, 2012.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 3, 2012

ECOLAB INC.

By:	/s/ MICHAEL C. MCCORMICK
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Second Amendment dated as of November 30, 2012 to Agreement and Plan of Merger, dated as of October 11, 2012, among Ecolab Inc., OFC Technologies Corp. and Permian Mud Service, Inc.

99.1	News release dated December 3, 2012.